EXHIBIT 10(e)

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT ("Security Agreement") is made the 1st day of October, 2002, between Warrantech Corporation, WCPS of Florida, Inc., Warrantech Consumer Product Services, Inc., Warrantech Home Assurance Company, Warrantech Home Service Company, Warrantech Automotive of Florida, Inc., Vemeco, Inc., and Warrantech Automotive, Inc. (collectively, "Debtor"), on the one hand, and Great American Insurance Company, GAI Warranty Company and GAI Warranty Company of Florida (collectively, "Secured Party"), on the other hand.

This Security Agreement is entered into with respect to certain financial accommodations (the "Loan") to be made by Secured Party to Debtor pursuant to a Support Agreement (the "Support Agreement") dated the same date as this Security Agreement.

Secured Party and Debtor agree as follows:

Definitions.

"COLLATERAL." THE COLLATERAL SHALL CONSIST OF ALL OF THE FOLLOWING PERSONAL PROPERTY OF DEBTOR, WHEREVER LOCATED, AND NOW OWNED OR HEREAFTER ACQUIRED:

Accounts; and proceeds and products of the foregoing.

"OBLIGATIONS." THIS SECURITY AGREEMENT SECURES THE PAYMENT OR REPAYMENT, AS THE CASE MAY BE, BY DEBTOR OF ALL AMOUNTS OWED, NOW OR IN THE FUTURE, UNDER PARAGRAPHS 2, 3 AND 5 OF THE SUPPORT AGREEMENT.

"UCC." THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF OHIO.

ANY TERM USED IN THE UCC AND NOT DEFINED IN THIS SECURITY AGREEMENT HAS THE MEANING GIVEN TO THE TERM IN THE UCC.

                           Grant of Security Interest.

Debtor grants a security interest in the Collateral to Secured Party to secure the payment or performance of the Obligations.

                        Perfection of Security Interests.

FILING OF FINANCING STATEMENT. DEBTOR AUTHORIZES SECURED PARTY TO FILE A FINANCING STATEMENT (THE "FINANCING STATEMENT") DESCRIBING THE COLLATERAL.

POSSESSION. WHERE COLLATERAL IS IN THE POSSESSION OF A THIRD PARTY, DEBTOR WILL JOIN WITH SECURED PARTY IN NOTIFYING THE THIRD PARTY OF SECURED PARTY'S SECURITY INTEREST AND OBTAINING AN ACKNOWLEDGMENT FROM THE THIRD PARTY THAT SUCH THIRD PARTY IS HOLDING THE COLLATERAL FOR THE BENEFIT OF SECURED PARTY.

Post-Closing Covenants and Rights Concerning the Collateral.

INSPECTION. THE PARTIES TO THIS SECURITY AGREEMENT MAY INSPECT ANY COLLATERAL IN THE OTHER PARTY'S POSSESSION, AT ANY TIME UPON REASONABLE NOTICE.

SECURED PARTY'S COLLECTION RIGHTS. SECURED PARTY SHALL HAVE THE RIGHT AT ANY TIME DURING THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT TO ENFORCE DEBTOR'S RIGHTS AGAINST THE ACCOUNT DEBTORS AND OBLIGORS.

Debtor's Representations and Warranties.

      Debtor warrants and represents that:


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TITLE TO AND TRANSFER OF COLLATERAL. DEBTOR HAS RIGHTS IN OR THE POWER TO
TRANSFER THE COLLATERAL AND ITS TITLE TO THE COLLATERAL IS FREE OF ALL ADVERSE CLAIMS, LIENS, SECURITY INTERESTS AND RESTRICTIONS ON TRANSFER OR PLEDGE EXCEPT AS CREATED BY THIS SECURITY AGREEMENT.

LOCATION, STATE OF INCORPORATION AND NAME OF DEBTOR. DEBTOR'S:

chief executive offices are located in the State(s) identified in Exhibit A; states of incorporation are the states (each, a "Debtor State") identified in Exhibit A; and exact legal names are as set forth in the first paragraph of this Security Agreement.

Debtor's Covenants.

      Until the Obligations are paid in full, Debtor agrees that it will:

PRESERVE ITS CORPORATE EXISTENCE AND NOT, IN ONE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS, MERGE INTO OR CONSOLIDATE WITH ANY OTHER ENTITY, OR SELL ALL OR SUBSTANTIALLY ALL OF ITS ASSETS; PROVIDED, HOWEVER, DEBTOR MAY MERGE INTO OR CONSOLIDATE WITH AN AFFILIATE SO LONG AS SUCH AFFILIATE HAS DELIVERED A SECURITY AGREEMENT SUBSTANTIALLY IN THIS FORM TO SECURED PARTY; AND

NOT CHANGE THE STATE OF ITS INCORPORATION OR ITS CORPORATE NAME WITHOUT PROVIDING SECURED PARTY WITH 30 DAYS' PRIOR WRITTEN NOTICE.

Events of Default.

The occurrence of any of the following shall, at the option of Secured Party, be an Event of Default:

DEBTOR'S FAILURE TO TIMELY MAKE PAYMENTS TO SECURED PARTY PURSUANT TO PARAGRAPH 2 OR 3 OF THE SUPPORT AGREEMENT, EXCEPT AS A RESULT OF THE ACCELERATION OF THE OBLIGATIONS BY THE SECURED PARTY FOR ANY REASON OTHER THAN A FAILURE BY DEBTOR TO MAKE A PAYMENT UNDER PARAGRAPH 2 OR 3 OF THE SUPPORT AGREEMENT, AND SUCH FAILURE TO TIMELY MAKE PAYMENTS REMAINS UNCURED FOR MORE THAN 30 DAYS AFTER SECURED PARTY PROVIDES DEBTOR WITH WRITTEN NOTICE OF SUCH FAILURE; OR

DEBTOR'S FAILURE TO DEPOSIT SUMS INTO THE RELIANCE RELIEF FUND (AS DEFINED IN THE SUPPORT AGREEMENT) AS REQUIRED BY PARAGRAPH 5 OF THE SUPPORT AGREEMENT AND EXHIBIT A TO THE SUPPORT AGREEMENT, IF SUCH FAILURE REMAINS UNCURED FOR MORE THAN 30 DAYS AFTER SECURED PARTY PROVIDES DEBTOR WITH WRITTEN NOTICE OF SUCH FAILURE, provided, however, that Secured Party shall not be permitted to immediately exercise its rights hereunder if an Event of Default under Subsection 7.1 or 7.2 arises or results from a "circumstance within Secured Party's control." For purposes hereof, a "circumstance within Secured Party's control" shall be defined as:

Secured Party's failure for any reason (A) to process and pay within 5 business days warranty claims submitted in proper form (as determined by course of dealing between and among the parties as of the date hereof) by Debtor or Debtor's affiliates or (B) to pay any amount owed to Debtor pursuant to any other agreements between or among any of the parties; or

      (i) Secured Party's setoff of funds owed to Secured Party pursuant to any agreement or otherwise against sums owed to Debtor, such that the reduced cash flow to Debtor renders Debtor unable to meet its obligations under Paragraph 2, 3 or 5 of the Support Agreement.

If an Event of Default arises or results from a circumstance within Secured Party's control, Debtor shall advise Secured Party in writing of the cause of such Event of Default, and Debtor shall not be deemed in default hereunder until Secured Party shall have cured the circumstance within Secured Party's control and a period of 60 days shall have elapsed. If Debtor remains in default for 60 days or more after Secured Party has cured the circumstance within Secured Party's control (and such circumstance has remained cured), then Secured Party may notify Debtor of its default and may proceed to exercise its rights hereunder.


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Default Costs.

Should an Event of Default occur and be continuing, Debtor will pay to Secured Party all costs reasonably incurred by the Secured Party for the purpose of enforcing its rights hereunder, including costs of foreclosure and costs of obtaining money damages.

Remedies Upon Default.

Upon any Event of Default that is continuing:

      DEBTOR SHALL BE DEEMED TO HAVE GRANTED SECURED PARTY A LIMITED LICENSE TO ENTER AND REMAIN UPON DEBTOR'S PREMISES AT 121 AIRPORT CENTRE, BEDFORD, TEXAS (THE "PREMISES"), FOR THE SOLE AND EXCLUSIVE PURPOSE OF USING DEBTOR'S COMPUTER SYSTEMS AND DATABASES TO THE EXTENT NECESSARY (I) TO COLLECT THE COLLATERAL IN WHICH SECURED PARTY HOLDS A SECURITY INTEREST HEREUNDER AND (II) TO PAY WARRANTECH CLAIMS (AS DEFINED IN THE SUPPORT AGREEMENT) THAT DEBTOR AND/OR DEBTOR'S AFFILIATE BUTLER FINANCIAL SOLUTIONS LLC HAVE A LEGAL OBLIGATION TO PAY. IN ACCORDANCE WITH THIS LIMITED LICENSE, SECURED PARTY MAY REMAIN UPON THE PREMISES UNTIL ALL SUCH COLLATERAL HAS BEEN COLLECTED AND ALL SUCH CLAIMS HAVE BEEN PAID BUT IN NO EVENT LONGER THAN 180 DAYS FROM THE DATE WHEN SECURED PARTY FIRST ENTERED THE PREMISES PURSUANT TO THIS SECTION 9.

      SECURED PARTY MAY PURSUE ANY REMEDY AVAILABLE AT LAW (INCLUDING THOSE AVAILABLE UNDER THE PROVISIONS OF THE UCC), OR IN EQUITY TO COLLECT, ENFORCE OR SATISFY ANY OBLIGATIONS THEN OWING, WHETHER BY ACCELERATION OR OTHERWISE.

Foreclosure Procedures.

NO WAIVER. NO DELAY OR OMISSION BY SECURED PARTY TO EXERCISE ANY RIGHT OR REMEDY ACCRUING UPON ANY EVENT OF DEFAULT WHICH IS CONTINUING SHALL: (A) IMPAIR ANY RIGHT OR REMEDY, (B) WAIVE ANY DEFAULT OR OPERATE AS AN ACQUIESCENCE TO THE EVENT OF DEFAULT, OR (C) AFFECT ANY SUBSEQUENT DEFAULT OF THE SAME OR OF A DIFFERENT NATURE.

NOTICES. SECURED PARTY SHALL GIVE DEBTOR SUCH NOTICE OF ANY PRIVATE OR PUBLIC SALE AS MAY BE REQUIRED BY THE UCC.

WARRANTIES. SECURED PARTY MAY SELL THE COLLATERAL WITHOUT GIVING ANY WARRANTIES AS TO THE COLLATERAL. SECURED PARTY MAY SPECIFICALLY DISCLAIM ANY WARRANTIES OF TITLE OR THE LIKE. THIS PROCEDURE WILL NOT BE CONSIDERED ADVERSELY TO AFFECT THE COMMERCIAL REASONABLENESS OF ANY SALE OF THE COLLATERAL.

PURCHASES BY SECURED PARTY. IN THE EVENT SECURED PARTY PURCHASES ANY OF THE COLLATERAL BEING SOLD, SECURED PARTY MAY PAY FOR THE COLLATERAL BY CREDITING SOME OR ALL OF THE OBLIGATIONS OF THE DEBTOR.

NO MARSHALING. SECURED PARTY SHALL HAVE NO OBLIGATION TO MARSHAL ANY ASSETS IN FAVOR OF DEBTOR, OR AGAINST OR IN PAYMENT OF ANY OF THE OBLIGATIONS.

Miscellaneous.

ASSIGNMENT. THIS SECURITY AGREEMENT SHALL BIND AND SHALL INURE TO THE BENEFIT OF THE HEIRS, LEGATEES, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF SECURED PARTY AND SHALL BIND ALL PERSONS WHO BECOME BOUND AS A DEBTOR TO THIS SECURITY AGREEMENT.

SEVERABILITY. SHOULD ANY PROVISION OF THIS SECURITY AGREEMENT BE FOUND TO BE VOID, INVALID OR UNENFORCEABLE BY A COURT OR PANEL OF ARBITRATORS OF COMPETENT JURISDICTION, THAT FINDING SHALL ONLY AFFECT THE PROVISIONS FOUND TO BE VOID, INVALID OR UNENFORCEABLE AND SHALL NOT AFFECT THE REMAINING PROVISIONS OF THIS SECURITY AGREEMENT.

NOTICES. ANY NOTICES REQUIRED BY THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE DELIVERED WHEN A RECORD HAS BEEN (A) DEPOSITED IN ANY UNITED STATES POSTAL BOX IF POSTAGE IS PREPAID, AND THE NOTICE PROPERLY ADDRESSED TO THE INTENDED RECIPIENT, (B) RECEIVED BY TELECOPY, (C) RECEIVED THROUGH THE INTERNET, AND (D) WHEN PERSONALLY DELIVERED.

HEADINGS. SECTION HEADINGS USED THIS SECURITY AGREEMENT ARE FOR CONVENIENCE ONLY. THEY ARE NOT A PART OF THIS SECURITY AGREEMENT AND SHALL NOT BE USED IN CONSTRUING IT.

GOVERNING LAW. THIS SECURITY AGREEMENT IS BEING EXECUTED AND DELIVERED AND IS INTENDED TO BE PERFORMED IN THE STATE OF OHIO AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE


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

WITH THE LAWS OF THE STATE OF OHIO, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES FOR THE APPLICATION OF THE LAW OF A DEBTOR STATE.

RULES OF CONSTRUCTION.

No reference to "proceeds" in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Debtor.

"Includes" and "including" are not limiting.

"Or" is not exclusive.

"All" includes "any" and "any" includes "all."

INTEGRATION AND MODIFICATIONS.

This Security Agreement is the entire agreement of Debtor and Secured Party concerning its subject matter. Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.

WAIVER. ANY PARTY TO THIS SECURITY AGREEMENT MAY WAIVE THE ENFORCEMENT OF ANY PROVISION TO THE EXTENT THE PROVISION IS FOR ITS BENEFIT.

FURTHER ASSURANCES. DEBTOR AGREES TO EXECUTE ANY FURTHER DOCUMENTS, AND TO TAKE ANY FURTHER ACTIONS, REASONABLY REQUESTED BY SECURED PARTY TO EVIDENCE OR PERFECT THE SECURITY INTEREST GRANTED HEREIN, TO MAINTAIN THE FIRST PRIORITY OF THE SECURITY INTERESTS, OR TO EFFECTUATE THE RIGHTS GRANTED TO SECURED PARTY HEREIN.

TERMINATION. THIS SECURITY AGREEMENT AUTOMATICALLY SHALL TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT WHEN ALL OBLIGATIONS HAVE BEEN PAID OR PERFORMED IN FULL AND DEBTOR HAS ADVISED SECURED PARTY IN WRITING THAT DEBTOR NO LONGER REQUIRES THE EXTENDED PAYMENT TERMS SET FORTH IN THE SUPPORT AGREEMENT.


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The parties have signed this Security Agreement as of the day and year first above written.

"DEBTOR"

WARRANTECH CORPORATION
WCPS OF FLORIDA, INC.
WARRANTECH CONSUMER PRODUCT SERVICES, INC.
WARRANTECH HOME ASSURANCE COMPANY, INC.
WARRANTECH HOME SERVICE COMPANY
WARRANTECH AUTOMOTIVE OF FLORIDA INC.
VEMECO, INC.
WARRANTECH AUTOMOTIVE, INC.


By:/s/ Joel San Antonio
------------------------------
Its: Chairman
Printed Name: Joel San Antonio


"SECURED PARTY"

GREAT AMERICAN INSURANCE COMPANY
GAI WARRANTY COMPANY
GAI WARRANTY COMPANY OF FLORIDA, INC.

By: /s/ Rene Henderson
------------------------------
Its: VP
Printed Name: Rene Henderson


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                                    EXHIBIT A

                              TO SECURITY AGREEMENT

----------------------------------------     ---------------------------      ---------------------------
Debtor's Name                                Chief Executive Offices          State of Incorporation
----------------------------------------     ---------------------------      ---------------------------
Warrantech Corporation                       [300 Atlantic Street             Delaware
                                             Stamford, CT  06901]
                                             [121 Airport Centre
                                             Bedford, TX  [76021]]
----------------------------------------     ---------------------------      ---------------------------
WCPS of Florida, Inc.                                                         Florida
----------------------------------------     ---------------------------      ---------------------------
Warrantech Consumer Product Services,
Inc.                                                                          Connecticut
----------------------------------------     ---------------------------      ---------------------------
Warrantech Home Assurance Company                                             Florida
----------------------------------------     ---------------------------      ---------------------------
Warrantech Home Service Company                                               Connecticut
----------------------------------------     ---------------------------      ---------------------------
Warrantech Automotive of Florida, Inc.                                        Florida
----------------------------------------     ---------------------------      ---------------------------
Vemeco, Inc.                                                                  Connecticut
----------------------------------------     ---------------------------      ---------------------------
Warrantech Automotive, Inc.                                                   Connecticut
----------------------------------------     ---------------------------      ---------------------------


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